UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2026

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

(424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed in its filing on Form 8-K filed July 1, 2026, on June 30, 2026, Surf Air Mobility Inc. (the “Company”), an institutional collateral agent (the “Collateral Agent”) and certain purchaser parties thereto (the “Purchasers”) entered into a Secured Purchase Agreement (the “Purchase Agreement”), pursuant to which the Purchasers purchased certain Senior Secured Debentures, with an aggregate face amount of $21.6 million (the “Secured Debentures”). The initial Secured Debenture with an aggregate principal amount of approximately $7 million was issued on June 30, 2026 and the issuance of the remaining balance of the Secured Debentures in an amount equal to approximately $14 million was subject to the satisfaction of certain closing conditions. The Collateral Agent, Purchasers, and the holders of the Company’s Senior Secured Convertible Note due 2027 with an initial aggregate principal amount of $16,857,142.89 and the Company’s Senior Secured Term Note due 2028, with an initial aggregate principal amount of $30,000,000, initially extended the deadline to satisfy the closing conditions from thirty (30) days following the date of the Purchase Agreement to forty (40) days and then forty-two (42) days. The closing conditions were satisfied on August 10, 2026. The Company will use the net proceeds from the issuance of the second tranche for general working capital purposes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Form of Modification Agreement and Allonge to Secured Debenture
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: August 11, 2026	By:	/s/ Deanna White
	Name:	Deanna White
	Title:	Chief Executive Officer